FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

          Date of Report (Date of earliest event reported) November 20, 2000

                                  XDOGS, INC.
                        formerly known as Xdogs.com, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                     Nevada                     1-12850          84-1168832
          -------------------------------     -----------     -----------------
         (State or other jurisdiction        (Commission     (I.R.S. Employer
         of incorporation or organization)    File Number)   Identification No.)




                      527 MARQUETTE AVE. SOUTH, SUITE 2100
                          MINNEAPOLIS, MINNESOTA 55402
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              (Address of principal executive offices and Zip Code)



                                 (612) 359-9020
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               (Registrant's telephone number including area code)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


References in this document to "us," "we," or "the Company" refer to Xdogs, Inc.

Item 1.  Changes in Control of Registrant.
         ---------------------------------
                   Note Applicable

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------
                   Not Applicable

Item 3.  Bankruptcy or Receivership.
         ---------------------------
                   Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

     On August 11, 2000, we engaged the firm of Cordovano and Harvey, CPA's, 201 Steele Street, Suite 300, Denver, Colorado 80206, as our independent accountants for the fiscal year ended March 31, 2000.. Our former certified public accountants, McGladrey & Pullen, LLP, independent CPS's resigned effective August 10, 2000. The change of accountants was approved by our Board of Directors. In the period from the date of engagement to the date of their resignation on the date of engagement of our new accountants, we and our former certified public accountants, McGladrey & Pullen, LLP., CPA's had a disagreement in accounting regarding the granting of equity instruments to employees and non-employees. Stock options to issue a total of 824,500 shares at exercise prices between $2.875 and $3.2815 per share were involved. We had no disagreement concerning the valuation to be charged. However, we did not believe that the charges should have been reflected in the same fiscal quarters as did our accountants. We have subsequently amended our Forms 10QSB to reflect the valuation in the quarters as required by our accountants. Otherwise, there were no other events reportable under Item 304 of Regulation S-K, including, but not limited to, any disagreements during our most recent fiscal year and any subsequent interim period preceding the date of resignation. Further, the former auditor's report on the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

Item 5.  Other Events
         ------------
                   Not Applicable
Item 6.  Resignation of Registrant's Directors.
         --------------------------------------
                   Not Applicable
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------
                   Accountants' Letter
Item 8.  Change in Fiscal Year.
         ----------------------
                   Not Applicable
Item 9.  Sales of Equity Securities Pursuant to Regulation S.
         ----------------------------------------------------
                   Not Applicable

                                   SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            XDOGS, INC.


Dated: November 20, 2000                    By:  /s/  Kent Rodriguez
       -----------------                       --------------------------------
                                                      Kent Rodriguez, President